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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


                             ----------------------


                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


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               DELAWARE                                0-22486                              13-3649750
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
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          600 CONGRESS AVENUE
              SUITE 1400                                                                      78701
             AUSTIN, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
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

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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     The registrant, Capstar Communications, Inc. ("Capstar Communications")
hereby amends its Current Report on Form 8-K filed September 27, 1999 as set forth herein.


ITEM 5. OTHER EVENTS.

     In a press release dated October 13, 1999, a copy of which is filed as
Exhibit 99.2 hereto, Capstar Communications, an indirect subsidiary of AMFM Inc., announced the amendment and pricing of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and concurrent solicitation of consents of proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

    99.1   --   Press release, dated September 27, 1999.*
    99.2   --   Press release, dated October 13, 1999.


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*       Previously filed as an exhibit to the Form 8-K of Capstar Communications filed September 27, 1999.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPSTAR COMMUNICATIONS, INC.
                                       (Registrant)



                                       By: /s/  W. SCHUYLER HANSEN
                                           -------------------------------------
                                            W. Schuyler Hansen
                                            Senior Vice President and
                                            Chief Accounting Officer


Date: October 13, 1999



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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                           EXHIBIT TITLE
   ------                           -------------

    99.1                  Press release, dated September 27, 1999.*

    99.2                  Press release, dated October 13, 1999



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*        Previously filed as an exhibit to the Form 8-K of Capstar
         Communications, Inc. filed September 27, 1999.